Second Quarter 2014 July 30, 2014 Earnings Conference Call Supplement (Unaudited Results) Exhibit 99.2

Safe Harbor and Regulation G Statement

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,”
“could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions.  These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations.  Examples of these forward-looking statements include expectations regarding our anticipated effective income tax rate, the potential cash tax benefits associated with the W. R. Grace & Co. Settlement agreement (as defined in the Company’s Annual Report on Form 10-K), potential volume, revenue and operating growth for future periods, expectations and assumptions associated with our restructuring programs, availability and pricing of raw materials, success of our growth initiatives, economic conditions, and the success of pricing actions.  A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions, changes in our raw material and energy costs, credit ratings, the success of restructuring plans, currency translation and devaluation effects, the competitive environment, the effects of animal and food-related health issues, environmental matters, and regulatory actions and legal matters.  For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. Please see Sealed Air’s July 30,
2014 earnings press release for important information about the use of non-U.S. GAAP financial measures relevant to this presentation, including applicable reconciliations to U.S. GAAP financial measures.

Key Takeaways
SECOND QUARTER 2014

• Raising 2014 outlook for Net Sales, Adjusted EBITDA, Adjusted EPS & Free Cash Flow.
• Share repurchase of $130M or approximately 3.9M shares.
• Refinanced credit facilities will result in estimated annualized interest expense savings of $15M.
• Announced relocation of global headquarters to Charlotte, North Carolina bringing three division headquarters, R&D and corporate offices into single location.
• Constant currency net sales growth of 3% year-over-year (YoY) with growth in all divisions and regions.  Developing regions (26% of net sales) increased 8% YoY primarily driven by 13% growth in China.
• Favorable product price/mix across all divisions.  Adjusted gross profit margin increased 50 basis points with margin expansion in Food Care & Product Care.
• Adjusted EBITDA increased 8% to $284M or 14.4% of net sales as compared to second quarter 2013 Adjusted EBITDA of $262M or 13.5% of net sales.
Reported U.S. GAAP Measures, Continuing Operations
Q2-14 Net Sales: $2.0B; Operating Profit: $172M; Net Income: $60M
Q2-13 Net Sales: $1.9B; Operating Profit: $166M; Net Income: $54M
Business Highlights
Quarterly Highlights

* Constant currency refers to unit volume and price/mix performance and excludes the impact of currency translation
YoY Regional Sales Performance
SECOND QUARTER 2014
Q2 Net Sales: $2.0B
Reported Sales Growth: Up 1.9% YoY
Constant Currency: Up 3.0% YoY
North
America
Reported: 2.0%
Constant Currency: 2.7%
% of Sales: 40%
Europe
Reported: 5.9%
Constant Currency: 0.7%
% of Sales: 32%
Latin
America
Reported: (5.6%)
Constant Currency: 8.0%
% of Sales: 10%
AMAT
Reported: 1.3%
Constant Currency: 6.6%
% of Sales: 11%
Japan/ANZ
Reported: (3.9%)
Constant Currency: 1.7%
% of Sales: 7%

YoY Price/Mix & Volume Trends
SECOND QUARTER 2014
By Division Q2 2014
Food Care 4.6%
Diversey Care 1.9%
Product Care 3.0%
Total Company 3.4%
By Region Q2 2014
North America 3.6%
Europe (0.1%)
Latin America 14.3%
AMAT 1.7%
JANZ 3.9%
Total Company 3.4%
Product Price/Mix (% Change)
By Division Q2 2014
Food Care (0.9%)
Diversey Care 0.8%
Product Care 0.2%
Total Company (0.4%)
By Region Q2 2014
North America (0.9%)
Europe 0.8%
Latin America (6.3%)
AMAT 4.9%
JANZ (2.2%)
Total Company (0.4%)
Volume (% Change)
By Division Q2 2014
Food Care 3.7%
Diversey Care 2.7%
Product Care 3.2%
Total Company 3.0%
By Region Q2 2014
North America 2.7%
Europe 0.7%
Latin America 8.0%
AMAT 6.6%
JANZ 1.7%
Total Company 3.0%
Constant Dollar Sales (% Change)
Constant currency sales growth in every division and every region.

H1 Net Sales ($M)
Food Care

Packaging
Hygiene
769
778
178
184
947
962
159
13
22
148
Q2 2014 Foreign
Exchange
-4
-16
Cost
Synergies
Volume
-4
Mix &
Price/Cost
Spread
Q2 2013
Q2 2013 Q2 2014
Packaging
Hygiene
1,501 1,515
349
351
1,850
1,866
H1 2013 H1 2014
Q2 Adjusted EBITDA ($M)
H1 Adjusted EBITDA ($M)
Adj. EBITDA Margin:
Q2 2014: 16.6%
Q2 2013: 15.6%
319
27
44
294
H1 2014 Foreign
Exchange
-10
-29
Cost
Synergies
Volume
-7
Mix &
Price/Cost
Spread
H1 2013
Q2 Net Sales ($M)
Adj. EBITDA Margin:
H1 2014: 17.1%
H1 2013: 15.9%
Constant Currency Net Sales Growth: 3.7% Constant Currency Net Sales Growth: 3.8%
SG&A/
Other
SG&A/
Other

Diversey Care

Q2 Net Sales ($M) H1 Net Sales ($M)
-1
-14
Cost
Synergies
Volume Mix &
Price/Cost
Spread
Q2 2013 Q2 2014 Foreign
Exchange
Q2 Adjusted EBITDA ($M)
Adj. EBITDA Margin:
Q2 2014: 12.4%
Q2 2013: 12.9%
H1 2014 Foreign
Exchange
-4
-19
Cost
Synergies
Volume
-4
Mix &
Price/Cost
Spread
H1 2013
H1 Adjusted EBITDA ($M)
Constant Currency Net Sales Growth: 2.7% Constant Currency Net Sales Growth: 1.9%
Adj. EBITDA Margin:
H1 2014: 10.8%
H1 2013: 10.7%
SG&A/
Other
SG&A/
Other
570
581
Q2 2013 Q2 2014
1,083
1,086
H1 2013 H1 2014
72
6
2
6
73
117
12
16
116

Product Care

71
1
4
9
61
Q2 2014 Foreign
Exchange
-4
Cost
Synergies
Volume
0
Mix &
Price/Cost
Spread
Q2 2013
Q2 Adjusted EBITDA ($M)
Adj. EBITDA Margin:
Q2 2014: 17.3%
Q2 2013: 15.5%
141
1
7
1 13
124
Foreign
Exchange
H1 2014 SG&A/
Other
-5
Cost
Synergies
Volume Mix &
Price/Cost
Spread
H1 2013
Q2 Net Sales ($M) H1 Net Sales ($M)
H1 Adjusted EBITDA ($M)
Constant Currency Net Sales Growth: 3.2% Constant Currency Net Sales Growth: 2.9%
Adj. EBITDA Margin:
H1 2014: 17.6%
H1 2013: 15.8%
782
803
H1 2013 H1 2014
395
409
Q2 2013 Q2 2014
SG&A/
Other

+2%
1,974
Foreign Exchange
-22
Volume
-8
Price/Mix
+66
1,937
9
Q2 Net Sales ($M)
H1 Net Sales ($M)
Q2 & H1 2014 Net Sales Bridge
+1%
3,801
Foreign Exchange
-74
Volume
-20
Price/Mix
+129
3,766
Constant Currency
Sales Growth:
3.0%
Constant Currency
Sales Growth:
2.9%
Q2 2013
Net Sales
H1 2013
Net Sales
Q2 2014
Net Sales
H1 2014
Net Sales

8%
Foreign
Exchange
-4
-33
Cost Synergies Volume
-4
Q2 Adj. EBITDA ($M)
H1 Adj. EBITDA ($M)
Q2 & H1 2014 Adj. EBITDA Bridge
Adjusted EBITDA Margin:
Q2 2014: 14.4%
Q2 2013: 13.5%
536
49
73
494
9%
-12
-54
-13
Adjusted EBITDA Margin:
H1 2014: 14.1%
H1 2013: 13.1%
Volume
Cost Synergies
Foreign
Exchange
Adj. EBITDA
Cost Spread
Other
Adj. EBITDA
Adj. EBITDA
Other
Cost Spread
Adj. EBITDA
Q2 2013
Mix & Price/
SG&A/
Q2 2014
H1 2013
Mix & Price/
SG&A/
H1 2014
284

11
($ in millions)
Free Cash Flow Before
Settlement Payment
Six Months Ended June 30
Free Cash Flow
($ in millions)
Free Cash Flow 2013 2014
Adjusted Net Earnings $124 $162
Depreciation and Amortization 161 164
Interest Payments, excluding
Settlement Agreement interest
(142) (146)
Settlement Agreement,
Related Interest (Payment)
24 (930)
Restructuring Payments (45) (50)
Tax Payments (56) (41)
SARs Payments (28) (17)
Net Change in Working Capital
*
(101) (87)
Other Assets & Liabilities 122 182
Cash Flow Used in Operations $60 ($762)
Capital Expenditures (51) (55)
Free Cash Flow $9 ($817)
Free Cash Flow Before
Settlement Payment
$9 $112
Six Months Ended
June 30
* Includes changes in trade receivables, net, inventories and accounts payable.
H1 2013 H1 2014
$9
$112

Pro Forma Debt Maturity Schedule*
12
($ in millions)
2014
•
•
•
Funded W. R. Grace & Co. Settlement on February 3, 2014 with $555 million of accumulated cash and cash equivalents and $375 million from committed credit facilities
Repaid 12% $150M Senior Notes on February 14, 2014
Refinanced credit facility on July 25, 2014.  Please see Form 8-K filed on July 30, 2014 for more details.
* As of June 30, 2014, pro forma to reflect scheduled maturities under Amended and Restated Credit Facility dated as of July 25, 2014.
Credit Facility revolver matures in July 2019, but borrowings are classified as a current liability because of the Company's intent and ability to repay within the next 12 months.

2014 Financial Outlook
Note: Adjusted EBITDA, Adjusted EPS, Free Cash Flow, D&A and Tax Rate guidance excludes the impact of special items.
13
RAISING GUIDANCE FOR SALES, EBITDA, EPS & FCF
As of
July 30, 2014
Prior
Net Sales $7.75B $7.70B
(Unfavorable) FX Impact Approx. (1%) More than (2%)
Adjusted EBITDA $1.085B - $1.095B $1.050B - $1.070B
Interest Expense $285M $295M
D&A $315M $315M
Anticipated Tax Rate 27% 27%
Adjusted EPS $1.65 - $1.70 $1.50 - $1.60
Free Cash Flow Approx. $485M Approx. $425M
Capex $150M $170M
Restructuring Costs $135M $150M
Interest Payments $273M $280M
2014 Outlook

Q&A Earnings Conference Call Second Quarter 2014